MORTGAGE AND SECURITY AGREEMENT

between

TRANSDERM LABORATORIES CORPORATION

460 Park Avenue
New York, New York 10022

to

MERCURY CAPITAL CORP.
317 Madison Avenue
Suite 1100
New York, New York 10017

Dated: as of May 23, 2000

ADDRESS OF MORTGAGED PROPERTY:

Sinking Springs Lane – Lot 2
Manchester Township
York County, Pennsylvania

Record & Return:

STACY G. ROM-JENSEN, ESQ.
317 Madison Avenue
Suite 1100
New York, New York 19917

MORTGAGE

THIS MORTGAGE AND SECURITY AGREEMENT, made as of the 23rd day of May, two thousand,

BETWEEN

TRANSDERM LABORATORIES CORP., a Delaware corporation having an office and an address for purposes of notices and legal process at 460 Park Avenue, New York, New York 10022 (the "Mortgagor"),

as mortgagor,

and

MERCURY CAPITAL CORP., a New York corporation having its principal place of business at 317 Madison Avenue, Suite 1100, New York, New York 10017 (the "Mortgagee"),

as mortgagee,

WITNESSETH, that to secure the payment of an indebtedness in the sum of Five Hundred Thousand and 00/100 ($500,000.00) Dollars, lawful money of the United States, to be paid with interest thereon to be computed from the date hereof, at the rate of fifteen (15%) per centum per annum, to be paid on the first day of June, 2000, next ensuing and monthly thereafter, according to a certain bond, note or obligation (the "Note"), bearing even date herewith, Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Mortgagee, and grants a security interest to Mortgagee in, the following property, rights, interests and estates now owned or hereafter acquired by Mortgagor (collectively, the "Premises"):

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon located at Sinking Springs Lane – Lot 2, Manchester Township, York County, Pennsylvania, as more particularly described in SCHEDULE A annexed hereto and hereby made a part hereof (the "Land").

TOGETHER with all additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Mortgage;

TOGETHER with all buildings, structures, improvements, fixtures, chattels and articles of personal property now or hereafter attached to or used in connection with the Land, including but not limited to furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, washtubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other equipment and machinery, appliances, fittings, and fixtures of every kind in or used in the operation of the buildings standing or hereafter erected on the Land, together with any and all replacements thereof and additions thereto (collectively, the "Equipment"), together with any and all right, title and interest of Mortgagor in and to any Equipment which may be subject to any security agreements, as defined in the Uniform Commercial Code (hereinafter, sometimes referred to as "Security Agreements"), superior to in lien to the lien of this Mortgage; all of which are covered by this Mortgage, which shall also constitute a security agreement. The term "fixtures", as used herein, means all items that are physically attached to buildings, including, without limitation, items such as equipment used to supply air conditioning, heat, gas, water, light, laundry, drying, dishwashing, garbage disposal and other services, but excluding those items that are considered

"consumer goods" under the law which Mortgagor acquires more than ten (10) days after the date of the Note;

TOGETHER with all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Premise and the improvements and every part and parcel thereof, with the appurtenances thereto;

TOGETHER with all awards heretofore and hereafter made to Mortgagor for taking by eminent domain the whole or any part of the Land or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereon may not then be due and payable; and Mortgagor hereby agrees, upon request, to make, execute, and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

TOGETHER with the rents, income, issues and profits of all property covered by this Mortgage which are assigned to Mortgagee in accordance with the terms of this Mortgage. The term "rents, income, issues and profits" refer to any monies that Mortgagor may receive by using the Land for income producing purposes.

AND Mortgagor covenants with Mortgagee as follows:

A. REPRESENTATIONS AND WARRANTIES. Mortgagor represents and warrants that, as of the date hereof, and at all times thereafter during the term hereof:

1. Warranty of Title. Mortgagor is seized of an indefeasible estate in fee simple in, and has marketable title, insurable at regular rates, to the Premises and the Equipment and has good right, full power and lawful authority to mortgage, pledge, grant and convey the same as provided herein and Mortgagee, subject to the terms of this Mortgage, may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Premises in accordance with the terms hereof;

2. Binding Obligations. This Mortgage and the Note are valid and binding obligations enforceable in accordance with their respective terms, subject as to enforceability to the availability of equitable relief and to the effect of applicable bankruptcy, arrangement or insolvency laws and other similar state and federal laws affecting the enforcement of creditor's rights generally, and the execution and delivery thereof do not contravene any contract or agreement to which Mortgagor is a party or by which Mortgagor or any of its properties may be bound, and do not contravene any law, order, decree, rule or regulation to which Mortgagor is subject;

3. Authority. If Mortgagor is a corporation, or if Mortgagor is a partnership and the general partner or directing partner thereof is a corporation, the execution of this Mortgage has been duly authorized by the board of directors of Mortgagor or said general partner or directing partner, as the case may be. If Mortgagor is a limited liability company, the execution of this Mortgage has been duly authorized by the managing members of Mortgagor.

4. Other Loan Documents. This Mortgage and Security Agreement and the grants, assignments and transfers made hereunder are also given for the purpose of securing the

performance of all other obligations of Mortgagor contained herein and the performance of each obligation of Mortgagor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of this Mortgage and Security Agreement, the Note or any other documents other than the Note and this Mortgage now or hereafter executed by Mortgagor and/or others and by or in favor of Mortgagee, which wholly or partially secure or guaranty payment of the Note (collectively, the "Other Loan Documents").

B. MORTGAGOR COVENANTS. Mortgagor covenants and agrees that:

1. Payment of the Indebtedness. Mortgagor shall pay all indebtedness evidenced by the Note at the time and in the manner provided in the Note and in this Mortgage in lawful money of the United States of America.

2. Payment of Other Obligations Secured. Mortgagor shall pay the following, in such order of priority as Mortgagee may determine in its sole discretion: (a) the indebtedness evidenced by the Note; (b) all interest, prepayment premiums, default interest, late charges and other sums, as provided in the Note, this Mortgage or the Other Loan Documents; (c) all other moneys agreed or provided to be paid by Mortgagor in the Note, this Mortgage or the Other Loan Documents; (d) such additional sums, plus interest, as Mortgagee may loan to Mortgagor (if that loan is secured by this Mortgage); and (e) such additional amounts as may be incurred, paid out or advanced by Mortgagee under any provision of this Mortgage, and costs and expenses incurred by Mortgagee in connection with the indebtedness or any part thereof, any renewal, extension, or change of or substitution for the indebtedness or any part thereof, or the acquisitions or perfection of the security therefor, whether made or incurred at the request of Mortgagor or Mortgagee.

3. Incorporation by Reference. All the covenants, conditions and agreements contained in the Note and the Other Loan are hereby made a part of this Mortgage and Security Instrument to the same extent and with the same force as if fully set forth herein.,

4. Performance of Obligations. Mortgagor shall perform and keep each promise, agreement and obligation of Mortgagor (a) contained in this Mortgage or incorporated in this Mortgage by reference or contained in any documents executed by Mortgagor relating to the loan which this Mortgage secures, and (b) required to be performed by Mortgagor in accordance with the terms of any lease, as well as any other document which creates or defines Mortgagor's rights in the Premises. Mortgagor shall also pay all charges, as allowed by law when such charges are made, for any statement regarding the obligations secured by this Mortgage to Mortgagee.

5. Maintain Good Standing. If Mortgagor is a corporation, partnership or limited liability company, maintain, preserve and keep in full force and effect, at all times, its existence, good standing, franchises, rights and privileges as an entity under the laws of the state of its organization and the state in which the Premises is located and it right to own and operate the Premises and to transact business in such state(s).

6. Single Purpose Entity. Mortgagor has not and shall not: (a) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Mortgagee's consent; (b) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Mortgagee, amend, modify, terminate or fail to comply with the provisions of Mortgagor's partnership agreement, articles or certificate of incorporation or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Mortgagor to perform its obligations hereunder, under the Note or under the Other Loan Documents; (c) make any investment in, any person or entity without the consent of Mortgagee' (d) commingle its assets with the assets of any of its general partners, affiliates, principals or of any other person or entity; (e) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other

than the indebtedness and any indebtedness permitted pursuant to Section 17(a) of this Mortgage, except with respect to trade payables and accounts receivables in the ordinary course of its business of owning and operating the Premises, provided that such debt is paid within sixty (60) days of when incurred; (f) become insolvent and fail to pay its debts and liabilities from its assets as the same shall become due; (g) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, principals and affiliates of Mortgagor, the affiliates of a general partner of Mortgagor, and any other person or entity; (h) enter into any contract or agreement with any general partner, principal or affiliate of Mortgagor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, principal or affiliate of Mortgagor; (i) seek the dissolution or winding up in whole, or in part, of Mortgagor; (j) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, principal or affiliate of Mortgagor, or any general partner, principal or affiliate thereof or any other person; (k) hold itself out to be responsible for the debts of another person; (l) make any loans or advances to any third party, including any general partner, principal or affiliate of Mortgagor, or any general partner, principal or affiliate thereof; (m) fail to file its own tax returns; (n) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Mortgagor is responsible for the debts of any third party (including any general partner, principal or affiliate of Mortgagor, or any general partner, principal or affiliate thereof); (o) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (p) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

C. <u>RIGHTS, AGREEMENTS AND OBLIGATIONS OF MORTGAGOR</u>.

1. <u>Mortgagor's Promise to Repay the Note</u>. Mortgagor agrees to pay to Mortgagee the principal and interest that is due under the Note and all charges stated in the Note, as well as keep and perform all the promises and obligations stated in the Note.

2. <u>Use of Property; Zoning</u>. If at any time the then existing use or occupancy of any of the Premises shall, pursuant to any zoning or other law, ordinance or regulations, be permitted only so long as such use or occupancy shall continue, Mortgagor will not cause or permit such use or occupancy to be discontinued without the prior written consent of Mortgagee; and Mortgagor will not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Premises or any part thereof.

3. <u>Security Agreements</u>. Mortgagor hereby grants to Mortgagee a security interest in and to all of Mortgagor's right, title and interest in and to any Equipment which may be subject to any Security Agreements, superior to the lien of this Mortgage, all of which are covered by this Mortgage, which shall also constitute a security agreement. Mortgagee shall have, in addition to all rights and remedies provided herein, and in any other agreements, commitments and undertaking made by Mortgagor to Mortgagee, all of the rights and remedies of a "secured party" under the said Uniform Commercial Code. This provision shall be self-operative, but the Mortgagor shall execute and deliver to Mortgagee on demand, from time to time, such further instruments (including further Security Agreements). and thereby irrevocably appoints Mortgagee the attorney-in-fact of Mortgagor to execute, deliver and file such financing statements and other instruments as Mortgagee may require in order to impose the lien hereof and the security interest hereunder upon said Equipment. If the lien of this Mortgage is subject to the security interest covering any such personal property, then all such property is hereby assigned to Mortgagee, together with the benefits of all deposits and payments now or hereafter made thereon by Mortgagor.

4. Construction or Repairs on the Premises. Mortgagor agrees to complete in good and workmanlike manner any construction or repairs relating to the Premises. Mortgagor will pay when due all costs relating to such construction or repair and will not permit any mechanic's lien or other lien against the Premises. Mortgagor will (1) promptly begin and complete any construction or repair projects; (2) complete any such projects in accordance with plans approved by Mortgagee; (3) allow Mortgagee to inspect any such project at any time; and (4) replace any unsatisfactory work within fifteen (15) days after receiving a written notice from Mortgagee which requires such replacement.

5. Repair and Maintenance of the Premises.

(a) Mortgagor shall maintain and keep the Premises in good condition and repair, promptly restore, in a good and workmanlike manner, any buildings which may be damaged or destroyed, and do all other acts that, from the character or use of the Premises, may be reasonably necessary to keep the Premises in the same condition that it was in as of the date of this Mortgage, except for reasonable wear and tear.

(b) Mortgagor shall not cause or permit any building or improvement upon the Premises to be, removed, demolished or structurally altered, in whole or in part, or any fixture or article of personal property to be removed or destroyed, without the prior written consent of Mortgagee in each instance, except that Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage, such Equipment as from time to time may become worn out or obsolete, provided that either (1) simultaneously with or prior to such removal, any such Equipment shall be replaced with other Equipment of a value at least equal to that of the replaced Equipment and free from any Security Agreement, and by such removal and replacement Mortgagor shall be deemed to have subjected such Equipment to the lien of this Mortgage, or (2) any net cash proceeds received from such disposition shall be paid over promptly to Mortgagee to be applied to the last installments due on the indebtedness secured hereby, without any charge for prepayment.

(c) Mortgagor will not abandon the Premises or cause or permit any waste to the buildings, improvements, fixtures or articles of personal property covered by this Mortgage. The term "waste" means allowing the Premises to deteriorate when Mortgagor could prevent the deterioration and loss in the Premises' value.

(d) Mortgagor will pay all license fees and similar municipal charges for the use of vaults or other areas now or hereafter used in connection with the Premises and will not, unless so required by any governmental agency having jurisdiction, discontinue such use without the prior written consent of Mortgagee.

(e) Mortgagor shall pay when due all claims for labor performed and materials furnished in connection with the Premises and shall not to permit any mechanic's, materialman's, laborer's or other similar lien to be filed against the Premises or any part thereof, or against the revenues, rents, issues, income or profits arising therefrom. In the event any such lien shall be so filed, Mortgagor shall cause the same to be removed of record (by payment, posting of bond, or otherwise) within thirty (30) days after notice thereof. Mortgagor shall, in addition to the foregoing, do, or cause to be done, at the cost of Mortgagor and without expense to Mortgagee, everything necessary to preserve in full the lien of this Mortgage.

(f) Mortgagor will comply, and cause all occupants of the Premises to comply, with all laws, ordinances, orders, rules and regulations of all federal, state, county and municipal governments and appropriate departments, commissions, boards and offices thereof which, at any time, are applicable to the Premises and with all requirements, orders and notices of violation thereof issued by any governmental department.

(g) If Mortgagor fails to comply with this Section, then, in addition to all other rights or remedies herein set forth, Mortgagee and/or its representatives may, but shall not be obligated to, enter upon the Premises to protect, restore or repair the same. Any costs or expenses of Mortgagee incurred in connection with or as a result of Mortgagor's failure to comply with this Section, including any cost or expense incurred or expended by Mortgagee in connection with

protecting, restoring or repairing the Premises, shall be payable by Mortgagor on demand and shall be deemed a part of the Indebtedness secured by the lien of this Mortgage, with interest thereon as herein provided. Mortgagor hereby waives any claim against Mortgagee arising out of any act or thing done by Mortgagee pursuant hereto (other than claims arising from the gross negligence or willful misconduct of Mortgagee).

6. Insurance.

(a) Mortgagor shall provide, maintain and keep in force policies of insurance with respect to each of the Premises and all Equipment and personal property with respect to each of the Premises, as follows:

(i) Insurance against loss or damage to the improvements located on the Premises and to the personal property by fire and any of the risks covered by insurance now known as "Fire and Extended Coverage Insurance," together with vandalism and malicious mischief endorsements, in an amount not less than the full replacement value of the improvements located on the Premises and of the personal property;

(ii) Boiler insurance in an amount satisfactory to Mortgagee in the event there is a boiler located on either of the Premises;

(iii) Comprehensive liability insurance (pertaining to the Premises and to common areas on adjoining properties, if any), insuring against all losses, claims, demands or actions for personal injury or death in the amount of not less than Two Million and 00/100 ($2,000,000.00) Dollars for each occurrence and Two Million and 00/100 ($2,000,000.00) Dollars for damages to property for any one occurrence;

(iv) Rent loss insurance providing for full payment of rent under all leases of the Premises for a period of at least one (1) year following the date of casualty; and

(v) Such other insurance as Mortgagee may reasonably require, including but not limited to insurance required under any lease of the Premises or a portion thereof.

(b) All policies of insurance to be furnished hereunder shall be from companies and in form and amount satisfactory to Mortgagee with Standard Mortgage Clauses attached to all policies in favor of and in form satisfactory to Mortgagee. All policies required by this Mortgage shall be written by a company or companies authorized to write such insurance in the state in which the Premises is located and each such company shall have a Best's Insurance Report Rating of A or better.

(c) Mortgagor shall pay all premiums and charges for the aforesaid insurance and upon failure to do so Mortgagee may, but shall not be obligated to, make such payments, in which event the amount so paid by Mortgagee shall be payable by Mortgagor on demand and shall be deemed a part of the Indebtedness secured hereby. Such policies shall contain a provision that no act or omission of Mortgagor will affect or limit the obligation of the insurance company to pay the amount of any loss sustained and shall provide that the policies may not be canceled, nonrenewed (including any rejection or denial of a requested renewal), modified or have the coverage thereunder reduced except upon thirty (30) days' advance written notice to Mortgagee. Copies of the insurance policies together with appropriate certificates evidencing such insurance shall be deposited with Mortgagee on the date hereof. Mortgagee shall not, however, be deemed to have knowledge of the contents of such policies by reason of its custody thereof. At least thirty (30) days prior to the expiration of any required insurance policy, Mortgagor shall deposit with Mortgagee any renewals or replacements thereof or endorsements thereto. Each such new or renewal policy shall bear a notation by the insurer or its authorized agent evidencing payment of the required premium. The minimum limits of the comprehensive general liability policy of insurance shall in no way limit or diminish Mortgagor's liability under any indemnification provisions of this Mortgage or the Note. Mortgagee shall have the right, at any time, on not less than fifteen (15) days' notice to Mortgagor to require that Mortgagor increase the amounts and/or types of coverage required to be maintained hereunder to the

amounts and/or types of coverages then deemed necessary for property similarly situated as the Premises.

(d) If the Premises is located in an area (a "Flood Hazard Area") identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available by the National Flood Insurance Act of 1968 and/or the Flood Disaster Protection Act of 1973, as the same may have been or may hereafter be amended, modified or supplemented, Mortgagor shall additionally keep the buildings and improvements insured against loss by flood in an amount at least equal to the lesser of (1) the then outstanding principal balance of secured by this Mortgage, or (2) the maximum limit of coverage available with respect to the buildings and the improvements under such Acts. Said insurance shall be provided by a company or companies satisfactory to Mortgagee. Mortgagor represents and warrants to Mortgagee that the Premises is not located in a Flood Hazard Area.

(e) Mortgagee, from time to time, may furnish to any insurance agency, company or any other person any information contained in or extracted from any insurance policy required or delivered to Mortgagee in accordance with this Mortgage and any information concerning the Loan.

(f) Mortgagor hereby assigns to Mortgagee all unearned premiums on any insurance policy required by Mortgagee, and agrees that any and all unexpired insurance will benefit and pass to the purchaser of the Premises should the Premises be sold or foreclosed by Mortgagee under the terms of this Mortgage.

(g) If any hazard insurance proceeds are received because of damage to the Premises, then, at Mortgagee's sole option, Mortgagee may use the proceeds to repay all amounts Mortgagor owes under the Note or this Mortgage or Mortgagee may use or make available to Mortgagor all or part of the proceeds to repair the damage to the Premises, or Mortgagee may make available to Mortgagor all or part of the proceeds to use for any other purpose approved by Mortgagee (but Mortgagee does not have to see to the proper use of any proceeds paid over to Mortgagor). Any such insurance proceeds may be retained or applied by Mortgagee as aforesaid and such right shall not be limited or qualified. If hazard insurance proceeds are used to repay the sums borrowed under the Note or this Mortgage, such proceeds shall be applied to those installments of principal last coming due.

(h) In the event of loss or damage to the Premises, if Mortgagor does not promptly make proof of loss to the insurance company, Mortgagee is hereby appointed Mortgagor's attorney-in-fact with full and absolute authority to: (a) make such proof of loss; (b) compromise and settle any claim for loss; and (c) give releases or acquittances to the insurance company in connection with such settlement of any claim for insurance proceeds. Mortgagee's appointment as Mortgagor's attorney-in-fact is irrevocable and coupled with an interest, with full power of substitution, and shall not be affected by Mortgagor's subsequent disability or incompetence. Each insurance company concerned is hereby authorized and directed to pay such proceeds directly to Mortgagee instead of jointly to Mortgagor and Mortgagee.

(i) All policies of insurance required by the terms of this Mortgage shall contain an endorsement or agreement by the insurer that any loss will be payable in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of said insurance, and the further agreement of the insurer waiving all rights of set-off, counterclaim or deduction against Mortgagor. Mortgagor shall deliver to Mortgagee original or duplicate copies, or certified copies of relevant policies evidencing the insurance described herein. At least ten (10) days prior to the expiration or cancellation of any such policy, Mortgagor shall submit to Mortgagee evidence showing payment of premiums required to continue existing insurance in force pursuant to new policies and certificates. If Mortgagor shall fail to provide insurance and evidence thereof as required hereby, Mortgagee may, but shall not be obligated to, obtain it at Mortgagor's cost and expense.

(j) Mortgagor shall not take out separate insurance concurrent in coverage or contributing in the event of loss with the insurance coverage required to be maintained hereunder unless Mortgagee is included thereon under a standard Mortgage Clause acceptable to

Mortgagee. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to Mortgagee the policy or policies of insurance. In the event of a foreclosure or transfer of title to either of the Premises in lieu of foreclosure, or by purchase at foreclosure sale, all interest in any insurance policies then in force shall pass to Mortgagee or any transferee or purchaser, as the case may be.

(k) Mortgagee may, at its option, maintain blanket insurance coverage that covers the Premises as well as other premises owned by Mortgagee or upon which Mortgagee has a lien. Mortgagor shall not be named as an additional insured with respect to any such blanket insurance policy nor shall Mortgagor be entitled to any proceeds thereof. If Mortgagee elects to maintain any such insurance coverage, Mortgagor shall pay to Mortgagee, on demand, an amount representing the cost to Mortgagee of covering the Premises under any such policy.

7. Taxes and Other Sums Which Mortgagor Must Pay.

(a) Mortgagor agrees to pay on or before the date when due, any and all general and special city and county taxes of every kind and nature, any and all real estate and ad valorem taxes, personal property taxes, assessments, water rates, sewer rents, fines, impositions, levies, permits, inspection and license fees, all special assessments for public improvements (without permitting any improvement bond to be issued for special assessments) and all other charges now or hereafter levied or imposed upon or assessed against the Premises or any part thereof by any municipality or other governmental authority or upon the revenues, rents, issues, income and profits of the Premises or arising in respect of the occupancy, use or possession thereof or the use of walks, chutes, areas and other space beyond the lot line of the Premises and on or abutting the public sidewalks and/or highways in front or adjoining the Premises or pursuant to any environmental protection act for the use of any furnace, compactors, incinerators, parking areas or for other matters covered by any such act, together with any penalties and interest on any of the foregoing (hereinafter collectively referred to as "Taxes"), and in default thereof, Mortgagee may pay the same, which costs of Mortgagee shall be secured by this Mortgage with interest thereon as herein provided. Mortgagor will repay all such costs upon demand. Mortgagor shall notify Mortgagee immediately upon receipt by Mortgagor of any notice of increase in the assessed value of either of the Premises and agrees that Mortgagee, in the name of Mortgagor, may (but shall not be obligated to) contest by appropriate proceedings such increase in assessment. Mortgagor agrees to notify Mortgagee and the appropriate taxing authorities immediately upon the happening of any event which does or may affect the value of the Premises, the basis of the Premises or the availability of any exemption to which Mortgagor is or may be entitled.

(b) Mortgagor agrees to pay no later than the due date (or at any earlier date selected by Mortgagee): (a) all Taxes, encumbrances, charges and liens relating to the Premises which Mortgagee deems to be superior to Mortgagee's lien; (b) all costs, fees and expenses of this Mortgage; (c) all lawful fees or charges for any statement regarding the obligation secured by this Mortgage; (d) such other charges as Mortgagee deems reasonable for services rendered by Mortgagee and furnished at the request of Mortgagor, to the extent permitted by law; and (e) all payments and monetary obligations required of the owner of the Premises under any declaration of covenants, conditions or restrictions relating to the Premises.

(c) Mortgagor agrees to pay any and all taxes, charges, fees and/or levies by reason of Mortgagee's ownership of the Note and/or this Mortgage and/or resulting from the exercise by Mortgagee of any of its rights and/or remedies provided for under this Mortgage, except for income, franchise and similar taxes of Mortgagee. The obligations assumed by Mortgagor pursuant to this paragraph shall survive the exercise by Mortgagee of any of its rights and/or remedies under this Mortgage.

(d) If Mortgagor fails to make any payment required by this Paragraph 7, Mortgagee may elect (but shall not be obligated) to make or advance the payment, together with any costs, expenses, fees or charges which might be imposed by Mortgagee, at its sole option. Mortgagor shall, on demand, reimburse Mortgagee for any and all such amounts paid by Mortgagee and any such payments shall be deemed part of the indebtedness secured by lien of this Mortgage.

8. Agreement to Pay Escrow Amounts.

(a) In addition to any other payments required under this Mortgage, Mortgagor agrees to pay Mortgagee, if Mortgagee requests, monthly advance installments equal to one-twelfth (1/12) of all Taxes, insurance premiums, ground rents and other obligations secured by this Mortgage for the purpose of establishing a fund to insure payment when due, or before delinquency, of any or all of such obligations required to be paid as to the Premises. In addition, Mortgagor shall simultaneously therewith deposit with Mortgagee a sum of money which, together with such monthly installments, will be sufficient to pay in full such insurance premiums and such real estate taxes, assessments, water and sewer charges and other charges at least thirty (30) days prior to the date such payments are due. Should the real estate taxes and assessments not be ascertainable at the time any deposit is required to be made with Mortgagee, the deposit shall be made on the basis of an estimate made by Mortgagee in its sole discretion, and when the real estate taxes and assessments are fixed for the then current year, Mortgagor shall deposit any deficiency with Mortgagee. It is the intention of the parties that Mortgagor shall deposit with Mortgagee the necessary funds, so that Mortgagee at all times during the term of this Mortgage and any extension thereof, shall have on hand sufficient deposits covering the various items for the respective accrual periods pertaining to each of them, so that the deposits of one shall not be used for the payment of another, except, however, that Mortgagee, at its option, may use the deposits of one for the payment of another and any resulting deficiencies shall forthwith be paid by Mortgagor. So long as deposits are being made with Mortgagee under this paragraph, Mortgagor shall furnish Mortgagee with bills for the charges for which such deposits are required to be made hereunder and/or such other documents necessary for the payment of same, at least fifteen (15) days prior to the date on which the charges first become payable.

(b) If the amounts paid to Mortgagee under the provisions of this paragraph are insufficient to pay such obligations as they become due or delinquent, Mortgagor immediately will pay to Mortgagee, at Mortgagee's request, such additional sums as are necessary to make such payments. All sums paid to Mortgagee under this paragraph shall be held by Mortgagee, but shall not be, nor shall they be deemed to be, held in escrow or otherwise in trust for Mortgagor, and may be intermingled with other monies of Mortgagee and will not bear interest, except as otherwise required by applicable law. Mortgagee may pay such obligations either before or after they become due and payable.

(c) If Mortgagor fails to make any payment under the Note or any other indebtedness secured by this Mortgage, or if Mortgagor fails to perform any promises, agreements or obligations secured by or contained in this Mortgage, then any balance remaining for sums paid by Mortgagor under the provisions of this paragraph may be applied by Mortgagee to the payment of principal, interest or other obligations secured by this Mortgage instead of being applied to any of the purposes for which the escrow account is established. Notwithstanding the foregoing, no such application of the funds deposited with Mortgagee hereunder shall be deemed to have been made by operation of law or otherwise until actually made by Mortgagee as herein provided, nor shall any application be deemed to affect any right or remedy of Mortgagee hereunder, under the Note, under any other agreement relating to the rights and obligations of Mortgagor and Mortgagee with respect to the Indebtedness or under any statute or rule of law.

(d) If the amounts paid to Mortgagee under the provisions of this paragraph exceed the obligations referred to above, Mortgagee shall, in its sole discretion, (1) return any excess to Mortgagor, (2) credit such excess against the indebtedness secured by the lien of this Mortgage plus accrued interest thereon and all other sums secured hereby in such priority and proportions as Mortgagee, in its sole discretion, shall deem proper, (3) credit such excess against future obligations under this paragraph or (4) apply such excess to the payment of any other charge or lien affecting any of the Premises as Mortgagee shall, in its sole discretion deem appropriate.

(e) At its option, Mortgagee may procure tax, water, sewer rental charges, assessment and/or Building Department searches on the Premises for which Mortgagor shall be charged five ($5.00) dollars, or the cost therefor may be deducted from any escrow deposits held by Mortgagee.

9. Assignment by Mortgagor of Awards and Damages to Mortgagee. Mortgagor assigns to Mortgagee all amounts due, paid or payable to Mortgagor because of a judgment, settlement or compromise relating to or made in connection with: (a) any injury or damage to the Premises; (b) the transaction for which financing is provided under the Note; or (c) any condemnation proceeding affecting the Premises (or any part of either of the Premises). The terms "judgment, settlement or compromise" refer to the result of a legal dispute that is resolved either before a court or settled by the parties to the legal dispute. Mortgagee may, at its option, commence, intervene in, appear in and prosecute in its own name any action or proceeding, and may make any compromise or settlement in connection with any such action or proceeding. If requested by Mortgagee, Mortgagor agrees to execute, within five (5) days after such request, any additional documents relating to the assignment given by this paragraph. If any proceeds are received pursuant to this paragraph, Mortgagee, at its sole option, may (1) use the proceeds to repay all amounts Mortgagor owes under the Note or this Mortgage; (2) use or make available to Mortgagor all or part of the proceeds to repair any damage to the Premises; or (3) make available to Mortgagor the proceeds for any other purpose approved by Mortgagee (but Mortgagee does not have to see to the proper use of any proceeds paid over to Mortgagor).

10. Sums Advanced; Other Costs.

(a) Mortgagor agrees to immediately pay upon demand any sums advanced or paid by Mortgagee under any clause or provision of this Mortgage. Any such sum paid, until repaid, will be secured by this Mortgage and will bear interest from the date it was advanced or paid at the Default Rate.

(b) If any action or proceeding is commenced by or against Mortgagee, including an action to foreclose this Mortgage or to enforce, declare or adjudicate any rights or obligations under this Mortgage or affecting the Premises, or if it otherwise becomes necessary to defend or uphold the lien of this Mortgage, Mortgagee may appear, defend, prosecute, retain counsel and take such action as Mortgagee shall deem advisable, and the costs thereof (including without limitation, reasonable attorneys' fees and disbursements and all applicable statutory costs, allowances and disbursements), together with interest at the Default Rate, shall be paid by Mortgagor, on demand, to Mortgagee and shall be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage or to recover or collect the Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

11. Mortgagor's Right to Collect and Receive Rents and Profits.

(a) As further security for the payment of the Indebtedness, Mortgagor hereby assigns to Mortgagee all of Mortgagor's right, title and interest in and to any rents, income and profits from the Premises and all of Mortgagor's right, title and interest in and to all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and any and all deposits held as security under said leases, and shall, upon demand, deliver to Mortgagee an executed counterpart of each such lease or other document. Nothing in the foregoing sentence shall be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on Mortgagee (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease or in any law of the State in which the respective Premises is located if any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title, interest and equity of redemption in the Premises), except that Mortgagee shall be accountable for any money actually received pursuant to such assignment. Such assignment and grant shall continue in effect until the Indebtedness secured by this Mortgage is paid in full, the execution of this Mortgage constituting and evidencing the irrevocable consent of Mortgagor to the entry upon and taking possession of either or both of the Premises by Mortgagee pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. The above assignment is a present assignment effective immediately.

(b) Notwithstanding the foregoing provisions of this paragraph, until Mortgagee declares a default under the Note or this Mortgage, Mortgagee hereby waives the right to enter

upon and take possession of the Premises for the purpose of collecting said rents, issues and profits, and Mortgagor shall have the right to collect and keep the rents, income and profits from the Premises as they become due. Mortgagor agrees to use such rents, issues and profits in payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, sewer rents, water rate sand carrying charges becoming due against the Premises, but such right of Mortgagor may be revoked by Mortgagee upon any default under the terms, covenants or conditions of this Mortgage or the Note secured hereby.

(c) With respect to any lease referred to above or which at any time is covered by any such agreement or any such assignment of lessor's interest in such lease, Mortgagor will fulfill or perform each and every condition and covenant of the same to be fulfilled or performed by the lessor thereunder, give prompt notice to Mortgagee of any notice of default by the lessor thereunder received by Mortgagor together with a complete copy of any such notice, and enforce, short of termination thereof, the performance or observance of each and every covenant and condition thereof by the lessee thereunder to be performed or observed.

(d) If a default occurs under the Note or this Mortgage, Mortgagee, either in person or by agent (or by a receiver appointed by a court), may enter and take possession of the Premises. Upon such entry, Mortgagee may operate and manage the Premises, and may (1) make, cancel, enforce or modify leases; (2) obtain and eject tenants; (3) set or modify rents; (4) apply any amounts collected, less costs and expenses of operation and collection, to any indebtedness secured by this Mortgage and in such order as Mortgagee may determine; (5) pay reasonable commissions for the collection of rents, (6) make such repairs and improvements on and to the Premises to make and keep them rentable to the best advantage, and (7) take any other action as Mortgagee deems reasonable. Mortgagee may advance monies to the receiver for such purposes and any monies expended or advanced by Mortgagee or the receiver shall be repaid out of the rents collected. Mortgagee or any receiver while in possession of the Premises shall only be liable to account for the rents actually received, and, if the expenses of Mortgagee or any receiver in managing the Premises shall exceed the amount of the rents actually received, the deficit shall be added to the principal indebtedness and its repayment secured by this Mortgage.

(e) Except for the application of such payments, Mortgagee will not be liable to any person for the collection or noncollection of any rents, income, issues or profits, nor for the failure to assert or enforce any of the foregoing rights previously held by Mortgagor. Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, coupled with an interest, to receive and collect all rent, additional rent and other sums due under the terms of each lease and to direct any tenant, by written notice or otherwise, to forward such rent, additional rent or other sums by mail or in person to Mortgagee. Any action taken by Mortgagee in accordance with this paragraph will not cure or waive any default by Mortgagor hereunder or under the Note, be deemed a waiver of any notice of default delivered by or on behalf of Mortgagee hereunder nor invalidate any act done or taken by Mortgagee following the delivery of a default notice.

(f) Mortgagor shall have no right or power, as against Mortgagee without its consent, to cancel, abridge or otherwise modify the leases or subleases of the Premises or any of the terms, provisions or covenants thereof, and Mortgagor shall not do so without such consent.

(g) Upon notice and demand, Mortgagor will, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to Mortgagee, in form satisfactory to Mortgagee, one or more separate assignments (confirmatory of the general assignment provided in this paragraph) of the lessor's interest in any lease or sublease now or hereafter affecting the whole or any part of the Premises, restricting Mortgagor's right or power, as against Mortgagee, without Mortgagee's consent, to cancel, abridge or otherwise modify, or accept prepayments of installments of rent to become due under, any lease or sublease hereafter in existence, which is of the character as aforesaid. Mortgagor shall pay to Mortgagee on demand any expenses incurred by Mortgagee in connection with the preparation and recording of any such assignment or agreement. The provisions of this paragraph and such separate agreement shall be cumulative and shall be construed together; however, in the event of any conflict between the provisions of such separate agreement and those contained in this paragraph, the provisions contained in the separate agreement shall control and be binding.

12. Injury to Property. Mortgagor agrees that all causes of action which Mortgagor has or may have for damages or injury to the Premises or in connection with the transaction financed in whole or in part by the funds evidenced by the Note, are, at Mortgagee's option, assigned to Mortgagee. The term "causes of action" refers to a legal right which may be the basis of a lawsuit, and includes, among other things, claims arising in tort, by contract or fraud or concealment of material fact. The proceeds from any recovery will be paid to Mortgagee who, after deducting all of its expenses, including reasonable attorneys' fees, may apply such proceeds to the sums secured by this Mortgage or to any deficiency under this Mortgage or may release any money so received by it, at Mortgagee's option, as Mortgagee may elect. Mortgagee may, at its option, appear in and prosecute in its own name any action or proceeding to enforce any such cause of action and may make any compromise or settlement. Mortgagor agrees to execute any further assignments and other instruments as may be necessary to effectuate this paragraph, as Mortgagee may request. Mortgagor shall pay to Mortgagee on demand any expenses incurred by Mortgagee in connection with the preparation and recording of any such assignment or agreement.

13. Compliance with Environmental Laws.

(a) For purposes of this paragraph 13, the following words shall be defined as follows:

(i) "Environment shall mean any surface or subsurface water, water vapor, surface or subsurface land, air, fish, wildlife, microorganisms and all other natural resources.

(ii) "Environmental Law" shall mean any law, statute, code, ordinance, rule, regulation or requirement issued by federal, state or local governmental or quasi-governmental authority, whether now existing or hereinafter enacted, and any judicial or administrative interpretations thereof, regulating the disposal, distribution, generation, handling, manufacture, possession, processing, production, sale, storage, containment, transport, treatment, release, discharge, emission, remediation, or use of Hazardous Substances (as hereinafter defined) or relating to the protection of the Environment.

(iii) "Environmental Permits" shall mean all permits, licenses, approvals, authorizations, consents or registrations required by any applicable, Environmental Law in connection with the ownership, use and /or operation of the Premises, including without limitation, those required for the disposal, distribution, generation, handling, manufacture, possession, processing, production, sale, storage, containment, transport, treatment, release, discharge, emission, remediation, or use of Hazardous Substances.

(iv) "Hazardous Substances" shall mean any material whatsoever, which is or may potentially be harmful to the health or safety of human or animal life or vegetation, regardless of whether such material be found on or below the surface of the ground, or in any structure, including but not limited to all hazardous substances, hazardous waste, toxic substances, infectious wastes, pollutants and contaminants from time to time defined, listed identified, designated or classified as such under any Environmental Law regardless of the quantity of any such material.

(v) "Premises", for purposes of this paragraph 13 shall means the land surface and the entire subsurface of soil, sand, gravel, stone and rock, all surface water and subsurface water, whether flowing or stagnant, the ambient air, and all structures, fixtures and buildings located, situated or erected on the Premises, and all machinery and equipment locates at or in connection with any such structure.

(vi) "Release" shall mean any discharging, disposing, emitting, leaking, pumping, pouring, emptying, injecting, escaping, leaching, dumping or spilling into the Environment (including the abandonment or discarding of barrels, containers and other closed receptacles).

(b) Mortgagor covenants as follows:

(i) Mortgagor shall keep and maintain the Premises and shall cause all tenants of the Premises, or any portion thereof, to keep and maintain the Premises in compliance with all Environmental Laws. Mortgagor shall comply and shall cause all tenants of the Premises to comply with all reporting requirements of Environmental Laws.

(ii) Mortgagor shall not use or permit the use of the Premises in a manner which would violate any Environmental Law or give rise to liability for Hazardous Substances, nor shall Mortgagor cause or permit conditions to exist on or affect the Premises which would violate any such law or give rise to such liability.

(iii) Mortgagor shall not permit any federal, state or local environmental lien to be levied against the Premises, even if such lien is subordinate to the lien of this Mortgage.

(iv) Mortgagor shall provide Mortgagee with copies of any communications with or notices from any governmental or quasi-governmental authority alleging or responding to an allegation that the Premises are not in compliance with any Environmental Law, within five (5) days of Mortgagor's receipt or sending thereof.

(v) Mortgagor and all tenants of the Premises, or any portion thereof shall, at all times, possess all required Environmental Permits and shall be in compliance with such permits.

(vi) Mortgagor shall use diligent efforts to prevent a Release on or affecting the Premises. In the event of a Release on or affecting the Premises, Mortgagor shall cause the same to be cleaned in compliance with all applicable Environmental Laws.

(vii) If Mortgagor shall, at any time, obtain an environmental assessment of the Premises, Mortgagor shall provide Mortgagee with a copy of the same within ten (10) days after Mortgagor's receipt of the same.

(viii) Mortgagee shall have the right to require, from time to time, a certification by Mortgagor and any tenants of the Premises that there has been no change in the environmental condition of the Premises.

(c) Mortgagor hereby indemnifies and holds harmless Mortgagee, its agent, employees and partners, and each such parties' successors and assigns, from and against (1) any third party claims involving Hazardous Substance Release on or affecting the Premises or any violation of any Environmental Law in any way related to Mortgagor or the Premises, (2) any loss, cost, damage, liability, fine, penalty and expense (including, without limitation, reasonable attorneys' and consultants' fees and expenses and court costs), paid or incurred in connection with any breach by Mortgagor of any term, covenant or condition of this paragraph 13 or any judicial or administrative investigation or proceedings, and (3) any cost of cleanup assessed by a governmental or quasi-governmental agency. Any amounts which Mortgagor must pay to Mortgagee under this paragraph 13 are payable on demand and, if unpaid, shall bear interest at the Default Rate. Said amount with interest shall be added to the Indebtedness secured hereby and shall be secured by this Mortgage.

14. Statements and Notices

(a) Mortgagor, within five (5) days after request is made in person or within ten (10) days after request is made by mail, shall furnish to Mortgagee, without charge, a written statement, duly acknowledged, which sets forth (1) the total amount currently owed under this Mortgage, the Note and any other note secured by this Mortgage and (2) whether any counterclaim, deduction, offset or defense exists against the amounts owed under the Note, this Mortgage or any other note secured by this Mortgage. As used herein, the term "duly acknowledged" shall mean signed before a notary public or other authorized official.

(b) Mortgagor shall do, execute, acknowledge and deliver, at Mortgagor's sole cost and expense, any further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as Mortgagee may require, from time to time, in order to better assure, convey, grant, assign, transfer and confirm unto Mortgagee, the rights now or hereafter intended to be granted to Mortgagee under this Mortgage, any other instrument executed in connection with this Mortgage or any other instrument under which Mortgagor may be or may hereafter become bound to convey, mortgage or assign to Mortgagee for carrying out the intention of facilitating the performance of the terms of this Mortgage. Mortgagor hereby appoints Mortgagee its true and lawful attorney-in-fact to execute, acknowledge and deliver for and in the name of Mortgagor any and all of the instruments mentioned in this paragraph and this power, being coupled with an interest, shall be irrevocable as long as any part of the Indebtedness secured hereby remains unpaid.

15. Financial Statements and Records. Mortgagor shall keep adequate books and records of account in accordance with generally accepted accounting practices consistently applied. Mortgagor shall deliver or cause to be delivered to Mortgagee during the entire term of the Loan:

(a) Annual financial information as required by Section C(16) hereof;

(b) Any other financial statement, report or other information Mortgagee may reasonably require from time to time regarding Mortgagor, the Premises and any guarantor of the Indebtedness. Mortgagor authorizes Mortgagee, at any time, prior to payment in full of the Indebtedness, or within one year following foreclosure of the Premises, to obtain any information that Mortgagee may reasonably require, including credit information from other sources (such as credit reporting agencies), concerning Mortgagor, the Premises, and any guarantor of the Indebtedness. In addition, Mortgagor shall keep and maintain at all times at the Premises, or such other place as Mortgagee may approve in writing, complete and accurate books of account and records adequate to reflect correctly the results of the operation of the Premises and copies of all written contracts, leases, and other documents which affect the Premises. Such books, records, contracts, lease and other documents shall be subject to examination, inspection and copying on reasonable notice at any reasonable time by Mortgagee;

(c) All books, records, accounts and financial statements required hereunder shall be accurate and complete in all material respect, shall represent fairly the financial position of the Mortgagor and/or the operation of the Premises and, unless waived by Mortgagee, shall be prepared in accordance with generally accepted accounting principles.

16. Financial Information.

(a) Except as otherwise expressly provided herein, within one hundred twenty (120) days after the end of each calendar year during the term of this Loan, Mortgagor shall provide to Mortgagee unaudited financial statements of Mortgagor for the calendar year just ended. Also, Mortgagor shall deliver to Mortgagee, or shall cause any operator of the facility located at the Premises (the "Operator") to provide Mortgagee, within one hundred twenty (120) days of the end of its fiscal year, unaudited financial statements for the operations of said facility for the fiscal year of such Operator just ended. (The financial information provided to

any actual impairment of its security or any increased risk of default hereunder in order to declare the debt secured hereby immediately due and payable upon Mortgagor's sale, transfer, conveyance or further encumbrance of the Premises without Mortgagee's consent. This provision shall apply to every sale, transfer, conveyance, or further encumbrance of the Premises or any portion thereof regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous sale, transfer, conveyance or further encumbrance of the Premises or any portion thereof.

18. Corporate Stamp Taxes. In the event that corporate stamp taxes should be required upon the Note, Mortgagor agrees that it will immediately remit to Mortgagee the amount of the stamp taxes held to be so due. In the event Mortgagor fails to make such payment within five (5) days after written notice thereof, Mortgagee is authorized to purchase the necessary stamps and add the cost of same to the next payment due hereunder. Such payment shall be deemed an indebtedness secured by this Mortgage and shall be collectible in like manner as the principal indebtedness secured by this Mortgage.

19. Condemnation. In the event of a condemnation, or taking in lieu thereof, by purchase or otherwise, of all or a material part of any of the Premises by any governmental authority or agency having jurisdiction, then the entire unpaid indebtedness including any additional monies advanced hereunder shall, at the option of Mortgagee, become immediately due and payable. The condemnation, or a taking in lieu thereof, by purchase or otherwise, of the whole or any part of any of the Premises, shall not reduce the interest provided to be paid on the indebtedness which shall also not be reduced, notwithstanding any statutory provisions to the contrary.

20. Casualty. Mortgagor will give Mortgagee prompt notice of damage to or destruction of any improvements on any of the Premises or to any Equipment or other personal property with respect to either of the mortgaged properties and in case of loss covered by policies of insurance, Mortgagee is hereby authorized to make proof of loss if not promptly made by Mortgagor. Any expenses incurred by Mortgagee in the collection of insurance proceeds, together with interest thereon from the date of such expense at the Default Rate, shall be added to and become a part of the indebtedness secured hereby and shall be reimbursed by Mortgagor to Mortgagee immediately upon demand. Such net proceeds may be applied by Mortgagee, upon or in reduction of the indebtedness secured hereby, or at the option of mortgagee to the cost of rebuilding or restoration of the improvements on the mortgaged property so damaged, provided, however, if Mortgagee shall require that the improvements on such of the Premises as is damaged be repaired or rebuilt, then the repair, restoration, replacement or rebuilding of the improvements on the mortgaged property shall be to a condition of at least equal value as prior to such damage or destruction, and such net proceeds of insurance shall be made available therefor to Mortgagee immediately and without any right of reservation in Mortgagor whatsoever.

21. Property Management. In the event that Mortgagee determines that the Premises is not being managed in accordance with generally accepted management practices for properties similar to the Premises, Mortgagee shall deliver written notice thereof to Mortgagor, which notice shall specify with particularity the grounds for Mortgagee's determination. If Mortgagee determines that the conditions specified in Mortgagee's notice are not remedied to Mortgagee's satisfaction by Mortgagor within thirty (30) days from receipt of such notice or that Mortgagor has failed to diligently undertake correcting such conditions within such thirty (30) day period, Mortgagor shall, at Mortgagee's direction, terminate any existing management agreement for the Premises and enter into a property management agreement acceptable to Mortgagee with a management company acceptable to Mortgagee.

22. Further Acts. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey

Mortgagee pursuant to this Section is sometimes hereinafter referred to as the "Financial Information.") Mortgagee, at Mortgagor's cost and expense and upon reasonable prior notice, shall have the right, within one hundred fifty (150) calendar days after the end of each calendar or fiscal year, as applicable, during the term of the Loan, by its accountants or representatives, to audit the information set forth in the Financial Information provided by Mortgagor and/or the Operator, and in connection with such audits, to examine Mortgagor's and/or the Operator's records with respect thereto (including supporting data and sales and excise tax returns) subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulation. Mortgagor's obligation under this Section to provide Mortgagor's financial information and to provide the financial information for the facility to Mortgagee shall be deemed a non-monetary obligation for purposes of this Mortgage. Mortgagor shall require in its lease or operating agreement with the Operator that the Operator provide Mortgagor and/or Mortgagee with the Financial Information concerning the facility as described herein.

17. Further Encumbrances; Conveyance of Premises.

(a) Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Premises so as to ensure that, should Mortgagor default in the repayment of the Note, Mortgagor shall not, except for this Mortgage and other mortgages assigned to and held of record by Mortgagee, further encumber the Premises or any part thereof for debt without the prior written consent of Mortgagee. Notwithstanding anything to the contrary contained herein, (i) if Mortgagee, in its sole discretion, elects within thirty (30) days of the date hereof not to extend further credit to Mortgagor, then Mortgagor shall be permitted to obtain additional financing secured by a mortgage on the Premises, provided that the lien of such mortgage shall be subordinate to the lien of this Mortgage, and (ii) provided there is not then an Event of Default under the terms of this Mortgage, Mortgagor may incur additional financing secured by Mortgagor's accounts receivable and Lender shall, if requested in writing to do so, release the same. Any person or entity taking a junior or subordinate mortgage or other lien upon any of the Premises shall take such lien subject to the right of Mortgagee herein to extend the maturity of the Indebtedness hereby secured without obtaining the consent of the holder of said junior lien and without the lien of this Mortgage losing priority over any such junior lien.

(b) Mortgagor shall not, without the prior written consent of Mortgagee, which may be granted or withheld at Mortgagee's sole discretion, sell, transfer or convey the Premises, or any part thereof, or permit the Premises or any part thereof to be sold, transferred or conveyed, or pledge the Premises or any part thereof. A sale, transfer or conveyance within the meaning of this paragraph shall be deemed to include (1) an installment sales agreement wherein Mortgagor agrees to sell the Premises or any part thereof for a price to be paid in installments; (2) an agreement by Mortgagor leasing all or a substantial part of the Premises or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any leases or any rents; (3) if Mortgagor is a corporation, the voluntary or involuntary sale, conveyance or transfer by Mortgagor, any guarantor of Mortgagor's obligations hereunder or under the Note or any subsidiary of Mortgagor or any such guarantor of Mortgagor's stock (or the stock of any corporation directly or indirectly controlling Mortgagor by operation of law or otherwise) or the creation or issuance of new stock by which any of the Mortgagor's stock shall be vested in a person or persons who are not stockholders on the date hereof; (4) if Mortgagor is a limited liability company, the voluntary or involuntary sale, conveyance or transfer of Mortgagor's membership interests (or the membership interests of any limited liability company directly or indirectly controlling Mortgagor by operation of law or otherwise) or the creation or issuance of new membership interests by which any of the Mortgagor's membership interests shall be vested in a person or persons who are not members on the date hereof; (5) if Mortgagor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner, or (6) any change in the legal or equitable ownership of the Premises or any portion thereof, whether or not of record. Mortgagee reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on the assumption of this Mortgage as so modified by the proposed transferee, payment of a transfer fee, or such other conditions as Mortgagee shall determine in its sole discretion to be in the interest of Mortgagee. Mortgagee shall not be required to demonstrate

or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage and Security Instrument or for filing, registering or recording this Mortgage and Security Instrument, or for complying with all applicable laws. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Premises. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this Section C(22).

D. **EVENTS OF DEFAULT.**

1. Events of Default. Each of the following events will constitute an "Event of Default" under this Mortgage:

(a) Mortgagor fails to pay any amount due to Mortgagee under the Note or under this Mortgage within five (5) days after the due date for such payment, or if no due date is provided for, within ten (10) days after written demand therefor is made;

(b) Mortgagor fails to pay any Tax, water rate, sewer rate or assessment after notice and demand (an assessment which has been made payable in installments at the application of Mortgagor or lessee of the Premises, or portion thereof, shall nevertheless, for the purposes hereof, be deemed due and payable in its entirety on the day the first installment becomes due or payable or a lien) or fails to furnish to Mortgagee, within five (5) days after request therefor is made, evidence that all such Taxes, water rates, sewer rates and assessments are or have been timely paid;

(c) Mortgagor fails to keep, observe or perform any other promise, condition or agreement contained in this Mortgage or the Note, or any other documents described herein or therein or delivered in connection herewith or therewith, and such failure is not remedied within fifteen (15) days after notice to Mortgagor thereof, provided, however, that if such failure is not capable of being cured or remedied within said fifteen (15) day period, then if Mortgagor fails to promptly commence to cure the same and thereafter diligently prosecute such cure to completion within thirty (30) days after notice thereof;

(d) There is a material misstatement in any certificate and/or certification delivered in connection with the Note or this Mortgage, or any representation, disclosure, warranty, statement, financial information, application and/or other instrument, record, documentation or paper made or furnished by or on behalf of the Mortgagor in connection with the Loan and secured by this Mortgage shall be materially misleading, untrue or incorrect;

(e) There is any actual or threatened waste, alteration, removal or demolition of any building or other improvement on the Premises, or any part thereof, without the prior written consent of Mortgagee;

(f) Mortgagor shall cease to do business and/or abandon the Premises or any part thereof;

(g) Mortgagor fails to maintain the buildings on the Premises in good condition and repair;

(h) Mortgagor changes or permits to be changed the character or use of the Premises or Mortgagor uses or permits the Premises to be used for any unlawful purpose or any purpose by which the risk of fire or other hazard is increased, unless Mortgagee gives its prior written consent to such changed or unauthorized use;

(v) A final judgment for the payment of money shall be rendered against Mortgagor and Mortgagor shall not discharge the same or cause it to be discharged within thirty (30) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered within ten (10) days, and thereafter to secure a stay of execution pending such appeal, which would materially adversely affect the Mortgagor's ability to make payments under this Mortgage;

(w) Mortgagor shall have concealed, removed and/or permitted to be concealed or removed any substantial part of its property and/or assets with the intent to hinder, delay or defraud Mortgagee of any of its property and/or assets which may be fraudulent under any federal or state bankruptcy, fraudulent conveyance or similar law now or hereafter enacted, or if Mortgagor shall have made any transfer of any of its property and/or assets to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or if the Mortgagor shall have suffered or permitted to be suffered, while insolvent, any creditor to obtain a lien upon any of its property and/or assets through legal proceedings or distraint which is not vacated within (30) days from the date of entry thereof;

(x) Any of the events enumerated in clauses (u) through (w) of this Section shall happen to any Guarantor or any of its property;

(y) Any Guarantor defaults under or attempts to withdraw, cancel or disclaim liability under any guaranty or guaranties given to Mortgagee;

(z) Mortgagor or any Guarantor defaults under any other note, instrument, agreement, pledge, mortgage or encumbrance evidencing and/or securing the Loan or any other indebtedness of Mortgagor to Mortgagee;

(aa) If Mortgagor is a partnership and the interest of a general partner is assigned or transferred; or if Mortgagor is a corporation and more than twenty-five percent (25%) of the corporate stock of that corporation is sold, transferred or assigned during the term of this Mortgage, whether in one or more transactions; or if Mortgagor is a trust and there is a change of beneficial interest with respect to more than twenty-five percent (25%) of the trust assets, whether in one or more transactions;

E. **REMEDIES OF MORTGAGEE.** Upon the occurrence of an Event of Default, Mortgagee possesses certain rights and remedies, among which are the following:

1. Failure of Mortgagor to Comply with this Mortgage. Upon the occurrence of an Event of Default, Mortgagee may (a) take whatever action Mortgagee deems necessary to protect the security of this Mortgage, including enter upon the Premises for such purposes; (b) pay, purchase, contest or compromise any encumbrance, charge or lien which Mortgagee deems to be superior to this Mortgage and (c) perform such act or pay such charge on behalf of Mortgagor. Mortgagee has no obligation to take any such actions and, if it chooses to take action, may do so without notice or demand upon Mortgagor and without releasing Mortgagor from any obligation under this Mortgage. If Mortgagee takes any such action, Mortgagor agrees to repay, immediately upon demand, any amounts expended by Mortgagee plus interest at the rate of two (2%) percent per month, which amounts plus interest shall be secured by this Mortgage.

2. Mortgagee's Right to the Appointment of a Receiver.

(a) If Mortgagee must initiate an action to foreclose on this Mortgage or in the event of any actual or threatened waste to any part of the Premises, Mortgagee will be entitled to have the court appoint a receiver. The receiver may be appointed without Mortgagee giving notice to Mortgagor thereof and without regard to the value of the Premises as security for the indebtedness secured hereby, or the solvency or insolvency of any person then liable for the payment of the indebtedness.

(i) Mortgagor sells, transfers, assigns, conveys, alienates and/or encumbers the Premises, or any part thereof, or any interest therein, or any rents, issues or profits arising from the Premises, without Mortgagee's prior written consent;

(j) Mortgagor receives or collects rent from any tenant of all or any part of the Premises for more than one (1) month in advance or otherwise shall do or suffer to be done anything whereby the security of this Mortgage shall be materially impaired, in the judgment of Mortgagee, reasonably exercised, by virtue of the impairment of the rents of the Premises;

(k) Mortgagor fails to duly account to Mortgagee's satisfaction at such time or times as Mortgagee may require for any of the security or proceeds thereof coming into the control of Mortgagor;

(l) Mortgagor fails to comply, within ninety (90) days after obtaining knowledge thereof, with any requirement, order or notice of violation of a law or ordinance issued by any governmental authority claiming jurisdiction over the Premises;

(m) Any action or proceeding is commenced by any governmental authority with respect to curing violations or maintenance of the Premises;

(n) Mortgagor fails to assign and deliver to Mortgagee, within ten (10) days after notice and demand is made, the policies insuring the buildings against loss by fire, or fails to reimburse Mortgagee for premiums paid on such insurance;

(o) Mortgagee applies to two or more fire insurance companies lawfully doing business in the state in which the particular Premises is located and these insurance companies refuse to issue policies insuring the improvements now or hereafter located at the Premises;

(p) Mortgagor fails, within ten (10) days after request therefor is made, to furnish to Mortgagee a statement of the amount due on this Mortgage and whether any offsets or defenses exist against the mortgage debt;

(q) Any fixture, chattel or article of personal property covered by this Mortgage is wholly or partially removed, demolished or destroyed, unless (1) the same are promptly replaced by similar fixtures, chattels or articles of personal property of a quality at least equal to the item or article removed, demolished or destroyed, (2) Mortgagor is the sole owner of the replacement property and (3) such replacement property is free from any lien, claim, chattel mortgage or other encumbrance and free from any reservation of title thereto;

(r) Any payments made pursuant to this Mortgage and the Note are paid or agreed to be paid by any party other than the owner of the fee;

(s) If Mortgagor fails to pay any mortgage recording tax assessed on this Mortgage if the failure to pay such tax prevents recordation of this Mortgage;

(t) A default occurs under any mortgage that is prior or subordinate to the lien of this Mortgage or the Mortgagor under any prior or subordinate mortgage including, without limitation, any fee or leasehold mortgagee who claims a right to disturb the Mortgagor's position or a right to possession, commences a foreclosure action and/or proceeding in connection therewith or any other action or proceeding is begun to collect any lien that is inferior to this Mortgage;

(u) A receiver, liquidator or trustee shall be appointed for Mortgagor or for any of its property, an assignment shall be made for the benefit of creditors, Mortgagor shall be adjudicated a bankrupt or insolvent, or any petition for bankruptcy, reorganization or arrangement pursuant to the Federal Bankruptcy Code, or any similar federal or state statute, shall be filed by or against Mortgagor, unless such appointment, assignment, adjudication or petition was involuntary, in which event only if the same is not discharged, stayed or dismissed within thirty (30) days;

(b) Following an Event of Default, a receiver for the Premises may be appointed upon the application of Mortgagee, which application Mortgagor hereby agrees not to contest. Mortgagee or any receiver of the Premises may at any time or from time to time, in its or his/her discretion, make advances to effect performance of such covenant on behalf of Mortgagor; and all monies so advanced by Mortgagee or such receiver, together with interest thereof,

3. Mortgagee's Right to the Appointment of a Managing Agent. If, at any time following an Event of Default, the management or maintenance of the Premises shall be determined by Mortgagee to be unsatisfactory, Mortgagor shall employ, for the duration of such default, as managing agent of the Premises such person or firm as, from time to time, shall be approved by Mortgagee.

4. Acceleration Clause; Right of Mortgagee to Declare All Sums Due on any Transfer. Upon the occurrence of any Event of Default, Mortgagee will have the right, at its option, to declare any indebtedness and obligations secured by this Mortgage, irrespective of the maturity date specified in the Note or any note or agreement evidencing the same, due and payable immediately upon such declaration.

5. Payment of Rent. Mortgagor will, following an Event of Default, pay monthly in advance to Mortgagee, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Premises or of such part thereof as may be in the possession of Mortgagor, and upon default in any such payment will vacate and surrender possession of the Premises to Mortgagee or to such receiver. If Mortgagor fails to so surrender possession of the Premises, Mortgagor may be evicted by summary dispossess proceedings.

6. Right to Demand Payment upon a Change in Tax Laws. In the event of the passage of any laws which (a) deduct from the value of real property for the purposes of taxation any lien thereon (b) change in any way the laws for the taxation of mortgages for state or local purposes or the manner of the collection of any such taxes (such as the postponement of the payment of all or any part or the real or personal property taxes) so as to affect this Mortgage, (c) render it illegal for Mortgagor to pay any Tax referred to in Section C above or cause the payment of any Tax by Mortgagor to result in the violation of the usury laws or other laws of general application affecting the rights of Mortgagors in the State in which the Premises are located, then Mortgagee shall have the right, at Mortgagee's sole option, to declare the indebtedness secured by this Mortgage to be due on a date to be specified by Mortgagee upon not less than thirty (30) days' prior written notice to Mortgagor. This option to require repayment will be ineffective if Mortgagor is permitted by law to pay the tax in addition to all of the payments required by this Mortgage and, prior to the due date of the tax, Mortgagor does pay such tax and agrees to pay any such tax when assessed against the Premises. Any such agreement by Mortgagor will constitute a modification of this Mortgage.

7. No Waiver by Mortgagee.

(a) No waiver by Mortgagee of any right under this Mortgage will be effective unless the waiver is in writing signed by Mortgagee. The waiver by Mortgagee of any right granted under this Mortgage relating to a single transaction or occurrence will not be deemed to be a waiver as to any future transaction or occurrence.

(b) If Mortgagee: (a) accepts the payment of any sum secured by this Mortgage after its due date; (b) makes any payment for Mortgagor; (c) performs any act for Mortgagor that Mortgagor was obligated to perform, but failed to perform; or (d) adds any payment made by Mortgagee to the Indebtedness secured by this Mortgage, Mortgagee does not waive its right to require, in the future, prompt payment when due of all sums secured by this Mortgage or prompt performance of all other obligations of Mortgagor hereunder nor shall Mortgagee be deemed to have waived its right to declare a default for the failure of Mortgagor to make such payment or perform such obligation.

(c) The waiver of or acquiescence in by Mortgagee of any default by Mortgagor or the failure of Mortgagee to insist upon strict performance by Mortgagor of any terms,

provisions, conditions, covenants or agreements in this Mortgage shall not constitute a waiver of any subsequent or other default of Mortgagor.

(d) Neither Mortgagor nor any other person now or hereafter obligated for Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by the Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated, to take action to foreclose the Mortgage or otherwise enforce any of the provisions of the Mortgage or any obligations secured by the Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security hereunder, extending the time of payment or modifying the terms of the Note or Mortgage without first having obtained the consent of Mortgagor or such other person, and in the latter event, Mortgagor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Mortgagee, that regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the premises. Mortgagee may release the obligation of anyone at any time liable for any of the indebtedness secured by the Mortgage or any part of the security held for indebtedness and may extend the time of payment or otherwise modify the terms of the Note and/or the Mortgage without, as to the security or the remainder thereof, impairing or affecting the lien of the Mortgage or the priority of such lien, as security for the payment of the indebtedness as it may be so extended or modified, over any subordinate lien; that the holder of any subordinate lien shall not have the right to eliminate any lease affecting the premises whether or not such lease be subordinate to the Mortgage; and that Mortgagee may resort for the payment of the indebtedness secured hereby or any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

8. Foreclosure by Mortgagee; Other Remedies.

(a) Upon the occurrence of an Event of Default, Mortgagee, at Mortgagee's option, may require Mortgagor to pay immediately all sums secured by this Mortgage without making further demand for payment. If Mortgagee requires immediate payment in full, Mortgagee may bring a lawsuit to take away all of Mortgagor's rights in the Premises and to have the Premises sold. At this sale, Mortgagee or another person may acquire the Premises. In any lawsuit for foreclosure and sale, Mortgagee will have the right to collect all costs allowed by law.

(b) In the event of any default herein, the holder of this Mortgage may, at the holder's option, without notice, make or cause to be made a foreclosure title search in preparation of the institution of a foreclosure action and take such steps as may be necessary and desirable for that purpose, and the expense so incurred for such purpose or purposes shall become part of the indebtedness secured by this Mortgage; and whether such foreclosure is actually instituted and carried to judgment, or is not instituted at all, or after having been instituted is discontinued, the expense so incurred in connection therewith may be added by the holder of this Mortgage to the indebtedness secured by the Mortgage, and shall, at the option of the holder, become due and payable forthwith.

(c) If there is a foreclosure and sale, Mortgagor agrees that all of the Premises or any part of the Premises that is affected by this Mortgage may be sold either as one unit or in separate parcels, at Mortgagee's option. In the event of sale, by foreclosure or otherwise, of less than all of the Premises, this Mortgage shall continue as a lien on the remaining portion of the Premises.

(d) If there is a sale of the Premises or any part thereof under the power of sale herein granted, or as a result of judicial proceedings or a judgment or decree of foreclosure, Mortgagee may bid for and acquire the Premises or any part thereof, and credit against the indebtedness secured hereby the net sales price thereof, after deducting therefrom all expenses of the sale and the proceedings in connection therewith and all other items which Mortgagee is authorized to deduct under this Mortgage, the Note and applicable law.

(e) In the event of the foreclosure of this Mortgage, a judgment obtained in such foreclosure action shall, in addition to all other rights and remedies of Mortgagee, be enforceable

computed from said date of maturity to the date of actual repayment. Said interest shall become due and payable at the same time interest payments are due under this Mortgage and shall be secured by and collected hereunder. It is hereby understood that this provision does not constitute a consent or agreement on the part of Mortgagee, to extend or postpone the time of such payment beyond the present date of maturity.

12. Remedies and Offsets.

(a) No remedy provided to Mortgagee pursuant to this Mortgage will be exclusive of any other remedy contained in this Mortgage or any other remedy which exists or may exist under any other documents or agreements relating to the indebtedness due under the Note, at law or in equity, and all such remedies will be cumulative. Every power or remedy given to Mortgagee may be exercised from time to time and as often as Mortgagee may wish, and Mortgagee may pursue inconsistent remedies if it so chooses. Mortgagee may, at its option, offset against any indebtedness that Mortgagee owes to Mortgagor the whole or any part of the indebtedness secured by this Mortgage. Mortgagor agrees that Mortgagee, without any obligation to do so and without affecting Mortgagor's obligations contained in this Mortgage, may apply all sums of money which Mortgagee may have in its possession or under its control towards the payment of any indebtedness secured by this Mortgage, including escrow or trust funds, if and to the extent permitted by law.

(b) In order to assure the definiteness and certainty of the rights and obligations contained in this Mortgage, Mortgagor waives any and all rights of offset of claims against the Indebtedness secured by this Mortgage, against installments on the Indebtedness or against any other obligations secured by this Mortgage as they become due.

13. Mortgagee's Costs and Expenses; Legal Fees.

(a) If any action or proceeding is commenced (including, without limitation, any action under any federal or state bankruptcy or insolvency law, or any similar law) by or against Mortgagee, including an action to foreclose this Mortgage or to enforce, declare or adjudicate any rights or obligations under this Mortgage or the Note affecting the Premises or the lien created hereby, or if any action or proceeding is commenced (except an action to foreclose this Mortgage or to collect the Indebtedness) to which action or proceeding Mortgagee is made a party, Mortgagee may appear, defend, prosecute, retain counsel and take such action as Mortgagee shall deem advisable, and the costs thereof (including, without limitation, reasonable attorneys' fees and expenses and all applicable statutory costs, allowances and disbursements), together with interest thereon at the Default Rate, shall be paid by Mortgagor to Mortgagee on demand. All of the aforementioned amounts plus interest thereon shall be a lien on the Premises, prior to any right, title or interest in or claim upon the Premises attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage.

(b) Mortgagor agrees to bear all expenses (including reasonable attorneys' fees for legal services of every kind including fees to foreclose this mortgage) of or incidental to the enforcement of any provisions hereof, or enforcement, compromise, or settlement of any other collateral pledged hereunder, and for the curing thereof, or defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise, and will pay to Mortgagee any such expenses incurred, and such expenses shall be deemed an indebtedness secured by this Mortgage and shall be collectible in like manner as the principal indebtedness secured by this Mortgage.

F. **INDEMNIFICATION.**

1. General Indemnification. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (as such term is hereinafter defined) from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense)

against the interest of Mortgagor in the premiums or proceeds of any insurance policies covering or related to the premises, any awards payable in connection with any condemnation of the premises or any part thereof, prepaid taxes, water rates, sewer rents, real estate tax refunds, rents receivable from tenant and occupants of the premises or any part thereof, any other rights, privileges, licenses, franchises, claims, causes of action or other interests, sums, or receivables appurtenant to the premises.

(f) In the event of a foreclosure of this Mortgage, Mortgagor covenants and agrees to pay any tax due pursuant to any applicable law, order or statute. In connection therewith, Mortgagor does hereby irrevocably constitute and appoint Mortgagee the true and lawful attorney of Mortgagor, coupled with an interest, to execute and deliver on behalf of Mortgagor all appropriate forms and schedules required in connection with a "transfer of real property" as contemplated by any applicable legal requirements with respect to any portion of the Premises subject to such legal requirement and to take all other steps or actions required in connection therewith. Mortgagor further covenants and agrees to reimburse Mortgagee for any cost or expense incurred by Mortgagee as a result of Mortgagor's default under this paragraph together with interest thereon at the Default Rate.

(g) Following an Event of Default, Mortgagee shall have the right, in addition to its right to accelerate the Indebtedness secured hereby and/or to institute a foreclosure proceeding, to (1) institute one or more actions, suits or proceedings in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note; (2) notwithstanding any provision of law to the contrary, recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage; (3) apply for the appointment of a trustee, receiver, liquidator or conservator of the Premises, without notice, without regard for the adequacy of the security for the Indebtedness secured hereby; or (4) pursue any and all other remedies as Mortgagee may have pursuant to this Mortgage, the Note, under applicable law and/or in equity.

(h) Mortgagee shall have the right, from time to time, to sue for any sums, whether interest, principal, damages for failure to pay principal or any installment thereof, taxes or any other sums required to be paid under the terms of this Mortgage, as the same shall become due, without regard to whether or not the principal sums secured by the Note and Mortgage shall be due and without prejudice to the right of Mortgagee to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

9. Returned Check Fee. In the event that any payment is returned for any reason whatsoever, there shall be a charge of One Hundred ($100.00) Dollars per occurrence as an administrative charge to process the account.

10. Default Fee. If any payment (or part thereof) provided for herein or in the Note shall be made after five (5) days from the date due, a late charge of six ($0.06) cents for each dollar so overdue shall become immediately due and payable to Mortgagee as liquidated damages for failure to make prompt payment and the same shall be secured by this Mortgage. Such charge shall be payable in any event no later than the due date of the next subsequent installment or at the option of the holder of this Mortgage, may be deducted from any deposits held by the said mortgagee for the payment of real estate taxes, water rates, sewer rents and insurance premiums. Nothing herein is intended to or shall extend the due dates set forth for payments under this Mortgage. Such late fee may be charged repeatedly, however, said late fee shall not be compounded on prior late fees, but rather, only on the amount outstanding exclusive of prior late fees.

11. Interest After Default. It is hereby mutually agreed that time is of the essence regarding the repayment, accelerated payment or other payment of this Mortgage when due as hereinbefore stated and is furthermore of unique and specific importance and of financial necessity to Mortgagee. Should all sums due or payable under the Mortgage or under any written extension, postponement or renewal thereof, be accelerated as a result of default, Mortgagor shall pay and hereby agrees to pay to Mortgagee, interest at the rate of two (2%) percent per month ("Default Rate") on the unpaid balance for each and every month, or any fraction thereof,

(the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except to the extent any of the following are attributable to the gross negligence or willful misconduct of an Indemnified Party: (a) ownership of this Mortgage and Security Instrument, the Premises or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Indebtedness, and the Note, this Mortgage, or any Other Loan Documents; (c) any and all lawful action that may be taken by Mortgagee in connection with the enforcement of the provisions of this Mortgage or the Note or any of the Other Loan Documents, whether or not suit is filed in connection with same, or in connection with Mortgagor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Mortgagor to perform or be in compliance with any of the terms of this Mortgage; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Mortgage, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Mortgage is made; (i) any failure of the Premises to be in compliance with any applicable laws, rules and regulations; (j) the enforcement by any Indemnified Party of the provisions of this Section F; (k) any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note and secured by this Mortgage; or (m) any misrepresentation made by Mortgagor in this Mortgage or any Other Security Document. Any amounts payable to Mortgagee by reason of the application of this Section F(1) shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Mortgagee until paid. For purposes of this Section F, the term "Indemnified Parties" means Mortgagee and any person or entity who is or will have been involved in the origination of the loan evidenced by the Note, any person or entity who is or will have been involved in the servicing of the loan evidenced by the Note, any person or entity in whose name the encumbrance created by this Mortgage and Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the loan evidenced by the Note (including, but not limited to, Investors (as defined herein), as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the loan evidenced by the Note as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the loan evidenced by the Note or the Premises, whether during the term of the loan evidenced by the Note or as a part of or following a foreclosure of the loan evidenced by the Note and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Mortgagee's assets and business).

2. Mortgage and/or Intangible Tax. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Mortgage, the Note or any of the Other Loan Documents, except for net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on an Indemnified Party as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Indemnified Party (excluding a connection arising solely from the Indemnified Party having executed, delivered, or performed its obligations or received a payment under, or enforced, this Mortgage, the Note and the Other Loan Documents) or any political subdivision or taxing authority thereof or therein.

G. MISCELLANEOUS.

1. Payments. At any such time as the principal balance is paid, payment of the principal balance with accrued interest to and including the day of payment of such balance shall be made to the holder of this Mortgage only by certified or bank cashier's check made payable to the holder of this Mortgage and drawn on a New York bank which is a member of the Clearing House Association. If payment of such principal balance is being made after 2:00 p.m. on any day, interest shall be computed and payable to and including the next business banking day.

2. Compliance with Usury Laws. It is the intention of the parties hereto that this Mortgage and the Note corresponding hereto be construed so as to give it legal effect, and specifically to comply with the usury laws applicable to the Loan and all sums due under the Note and this Mortgage. Accordingly, it is agreed that, notwithstanding any provision to the contrary in the Note or this Mortgage or in any other document securing the payment of the sums due under the Note or this Mortgage, no such provision shall require the payment or permit the collection of interest or other sums in excess of the maximum amount permitted by law. If any excess interest or other sums under the Note, Mortgage or any other document, is determined by a court of competent jurisdiction to be in excess of the maximum amount permitted by law, then the provisions of this paragraph shall govern and control, and neither Mortgagor nor any other party liable for the payment of such sums shall be obligated to pay the amount determined to be in excess of the maximum amount permitted by law. Any such excess interest or other excess sums that may have been collected shall be, at Mortgagee's option, either applied as a credit against the then unpaid principal, or refunded to Mortgagor. The effective rate of interest and other sums as charged under the Note or this Mortgage or in any other document securing the payment of the sums due under the Note or this Mortgage, shall be automatically subject to reduction to the maximum lawful rate permitted under the usury or other applicable laws.

3. Litigation. Mortgagor agrees to defend this Mortgage in any action or proceeding which might affect the Premises, whether or not the action or proceeding affects the security of this Mortgage. Mortgagor agrees to file and prosecute all necessary claims or actions to prevent or to recover for any damage to or destruction of the Premises. Mortgagee is hereby authorized, but is not obligated, to commence, appear in or defend any such action, whether brought by or against Mortgagee or Mortgagor, whether or not a lawsuit is filed, and may exercise and enforce any other right, remedy or power available or conferred by this Mortgage, whether or not a judgment is entered in any action or proceeding. Mortgagee may appear or intervene in any such action or proceeding and retain counsel for that purpose, take any action Mortgagee deems necessary, settle, compromise or pay any claim and expend and advance such monies as Mortgagee deems necessary. Whether or not Mortgagor so appears or defends, Mortgagor on demand shall pay all costs and expenses of Mortgagee, including costs of evidences of title and reasonable attorneys' fees, in any action or proceeding in which Mortgagee may appear as a party or witness. Mortgagor must reimburse Mortgagee for Mortgagee's expenses irrespective of whether the interest of Mortgagee in the Premises is directly questioned by such action. Lawsuits which might require reimbursement by Mortgagor include, but are not limited to, any action for condemnation or partition of the Premises and any lawsuit brought by Mortgagee to foreclose this Mortgage.

4. Lien Law. Mortgagor will receive all advances secured hereby and will hold the same as a trust fund to be applied first for the purpose of paying the cost of improvements.

5. Submission to Jurisdiction. The Mortgagor and each endorser agree that any action, suit or proceeding in respect of or arising out of this Mortgage may be initiated and prosecuted in the State or Federal courts, as the case may be, located in York County, Pennsylvania. The Mortgagor and each endorser consent to and submit to the exercise of jurisdiction over the subject matter, waive personal service of any and all process upon it and consent that all such service of process be made by registered mail directed to the Mortgagor or such endorser at its address set forth above or to any other address as may appear in the payee's records as the address of the maker or such endorser.

6. Prepayment. Commencing on November 23, 2000, the Note and this Mortgage may be prepaid, in whole or in part, without the payment of a premium, provided that (i)

3. Environmental Indemnification. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of any environmental remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following (except to the extent the same relate solely to Hazardous Substances first introduced to the Premises by anyone other than Mortgagor, its agents or employees following the foreclosure of this Security Instrument (or the delivery and acceptance of a deed in lieu of such foreclosure), the expiration of any right of redemption with respect thereto and the obtaining by the purchaser at such foreclosure sale or grantee under such deed of possession of the Premises): (a) any presence of any Hazardous Substances in, on, above, or under the Premises; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Premises; (c) any activity by Mortgagor, any person or entity affiliated with Mortgagor or any tenant or other user of the Premises in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Premises of any Hazardous Substances at any time located in, under, on or above the Premises; (d) any activity by Mortgagor, any person or entity affiliated with Mortgagor or any tenant or other user of the Premises in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Premises, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Premises or operations thereon, including but not limited to any failure by Mortgagor, any person or entity affiliated with Mortgagor or any tenant or other user of the Premises to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Premises; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Section C(13) and this Section F; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Premises, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Mortgagor or other users of the Premises in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Mortgagor or other users, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (j) any acts of Mortgagor or other users of the Premises, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Mortgagor or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Premises; and (l) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Section C(13).

4. Duty to Defend; Attorneys' Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Mortgagor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

Mortgagor give Mortgagee written notice of Mortgagor's intention to prepay the Note and this Mortgage or a portion thereof, and (ii) such prepayment is accompanied by payment of all interest accrued hereunder and unpaid through the date of prepayment and any other sums due and owing to the holder of the Note, whether under the Note, this Mortgage or any other document or agreement entered into by Mortgagor in connection with the Note or this Mortgage. There shall be no prepayment prior to November 23, 2000.

7. Performance At Borrower's Expense. Mortgagor acknowledges and confirms that Mortgagee shall impose certain reasonable administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Premises, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Mortgagor further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Premises or any part thereof required by law, regulation, any governmental or quasi-governmental authority or, following an Event of Default. Mortgagor hereby acknowledges and agrees to pay, immediately, with or without demand, all such reasonable fees (as the same may be increased or decreased from time to time), and any additional reasonable fees of a similar type or nature which may be imposed by Mortgagee from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Mortgagor pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Mortgagee, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

8. Attorney's Fees For Enforcement. (a) Mortgagor shall pay all reasonable legal fees incurred by Mortgagee in connection with (i) the preparation of the Note, this Mortgage and the Other Loan Documents and (ii) the items set forth in Section G(7) above, and (b) Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting its interest in the Premises or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Premises, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Mortgagee until such expenses are paid by Mortgagor.

9. Mortgagee Consent. Wherever in this Mortgage or as a matter of law it is provided that Mortgagee's consent or approval shall not be unreasonably withheld or the actions of Mortgagee shall be reasonable, the remedy of Mortgagor, in the event Mortgagor shall claim or establish that Mortgagee has unreasonably withheld such consent or approval or has acted unreasonably, shall be limited to injunction, declaratory judgment or arbitration, and in no such event shall Mortgagee be liable for a money judgment.

10. Application of Funds. Mortgagee will have the right, at Mortgagee's sole discretion, to direct the manner in which payments or proceeds will be applied for allocation among the various items composing Mortgagor's indebtedness and the obligations secured by this Mortgage.

11. Governing Law; Severability. The Loan is made pursuant to, and will be interpreted and governed by, the laws of the state in which the Premises is located and the rules and regulations promulgated thereunder. If any paragraph, clause or provision of this Mortgage or the Note or any other notes or obligations secured by this Mortgage is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such voidness, invalidity or unenforceability will not affect the remaining paragraphs, clauses and provisions of this Mortgage or the Note or any other notes or obligations secured by this Mortgage, which shall nevertheless be binding upon the parties hereto with the same effect as though the void or unenforceable part had been severed and deleted.

12. Release of Mortgage. When Mortgagor has paid to Mortgagee the entire Indebtedness secured by this Mortgage, Mortgagee will discharge this Mortgage. Mortgagor

advantages of any such law or laws and covenants not to hinder, delay or impede the execution of every power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises marshaled upon any foreclosure hereof.

(b) In any action commenced by Mortgagee by reason of Mortgagor's default under the terms of this Mortgage or the Note or bond secured hereby, whether such action be an action to foreclose or an action under the bond or Note, Mortgagor hereby waives any defense other than payment, and waives any right to set-off by way of damages, recoupment or counterclaim in damages, whether arising out of this Mortgage or the bond or Note or otherwise, which mortgagor may otherwise be entitled to. Mortgagor shall have an independent action for such claim and such independent action shall not at any time be joined or consolidated with any action commenced by Mortgagee under this Mortgage or the bond or Note secured hereby.

21. General Provisions.

(a) The covenants contained in this Mortgage shall run with the land and shall apply to, inure to the benefit of and bind Mortgagor, the heirs, personal representatives, legatees, devisees, administrators, executors, successors and assigns of Mortgagor, and all subsequent owners, encumbrancers, tenants and subtenant of the Premises, and shall inure to the benefit of Mortgagee, the personal representatives, successors and assigns of Mortgagee and all subsequent holders of this mortgage.

(b) Notwithstanding any rule of law or custom to the contrary, no provision of this Mortgage or of the Note shall be construed or interpreted against the Mortgagee or the then holder of the Note and this Mortgage by reason of the Mortgagee's having drafted this Mortgage and the Note or having caused this Mortgage and the Note to be drafted.

(c) Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "lease" shall mean "tenancy, subtenancy, lease or sublease", the word "Mortgagor" shall mean Mortgagor and any subsequent owner or owners of the Premises", the word "Mortgagee" shall mean "Mortgagee or any subsequent holder or holders of this Mortgage", the word "person" shall mean "an individual, corporation, partnership or unincorporated association", the word "Premises" shall include the real estate hereinabove described, together with all Equipment, condemnation awards and other rights or property interest at any time made subject to the lien of this Mortgage by the terms hereof, and the words "Equipment" shall include all personal property, chattels and fixtures that are at any time made subject to the lien of this Mortgage.

(d) If any words or phrases in this Mortgage shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Mortgage shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Mortgage and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated.

(e) Whenever the context so requires, the masculine gender includes the feminine and neuter, the singular number includes the plural, and vice versa.

(f) Examples contained in the various Sections of this Mortgage are non-inclusive in nature.

agrees to pay whatever maximum fee, if any, is then allowed by law. Any instrument of assignment or satisfaction of this Mortgage which is requested at the time of payment of the balance of the principal of this Mortgage, with interest, if any, shall be drawn by Mortgagee's attorney at the expense of Mortgagor or other party requesting such instrument. Any such instrument of assignment shall be without covenant and shall recite that it is without recourse as against the assignor in any event whatsoever.

13. Obligation of Mortgagor is Joint and Several. If more than one person is named in this Mortgage as "Mortgagor", each obligation of Mortgagor shall be the "joint and several" obligation of each person. This means that each and every person must keep and perform Mortgagor's promises and obligations, even though someone else fails to perform.

14. Modification in Writing. This Mortgage cannot be changed or modified except in the manner stated in this Mortgage or by agreement in writing signed by Mortgagor and Mortgagee. Any agreement hereafter made modifying the terms of this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

15. Waiver of Statute of Limitations. **TIME IS OF THE ESSENCE** regarding the performance of all of Mortgagor's obligations under this Mortgage, the Note and all other loan documents. This means that Mortgagor must strictly comply with all time deadlines when performing or complying with the terms of this Mortgage and Mortgagor's obligations contained in this Mortgage. Mortgagor waives all present or future statutes of limitation with respect to any debt, demand or obligation secured by this Mortgage and any action or proceeding for the purpose of enforcing this Mortgage or any rights or remedies contained in this Mortgage.

16. Inspection and Business Records. Mortgagee and/or its authorized representatives shall have the right to enter upon and inspect the Premises at any reasonable time.

17. Statement of Obligation. To the extent permitted by law, Mortgagee may collect a fee of $50.00 or such greater maximum amount as is allowed by law for furnishing any statement of obligation or other statement regarding the condition of balance owing under the Note secured by this Mortgage.

18. Notices Required Under this Mortgage. All notices to be given pursuant to this Mortgage shall be in writing and sufficient if given by personal service, by guaranteed overnight delivery service, or by being mailed postage prepaid, by registered or certified mail, to the address of the parties first hereinabove set forth or to such other address as either party may request in writing from time to time. Any time period provided in the giving of any notice hereunder shall commence upon the date of personal service, the date after delivery to the guaranteed overnight delivery service, or two (2) days after any notices are deposited, postage prepaid, in the United States mail, certified or registered mail. Notices may be given by a party's attorneys or agents with the same force and effect as though given by such party.

19. Waiver of Trial by Jury. Mortgagor hereby waives all rights to trial by jury in any action, proceeding, claim or counterclaim arising out of this Mortgage.

20. Waivers by Mortgagor.

(a) Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from the execution or sale of the Premises or any part thereof, whenever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the Premises so sold or any part thereof and Mortgagor hereby expressly waives all benefits or

(g) Captions and paragraph headings used in this Mortgage are for convenience only and are not part of this agreement and will not be used in construing it.

IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor.

TRANSDERM LABORATORIES CORPORATION

Attest:

____

By: ______________________

Name: Robert D. Speiser
Title: President

STATE OF NEW YORK)
: ss:
COUNTY OF NEW YORK)

On the 22nd day of May in the year 2000 before me, the undersigned, personally appeared Robert D. Speiser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) as president of Transderm Laboratories Corporation, the corporation described in and which executed the foregoing instrument, and that by his/her/their signature(s) on the instrument, the individual(s), or the person or entity upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

DEBORAH M. VOYTOVICH
Notary Public, State of New York
No. 02VO4950596
Qualified in Suffolk County
Commission Expires May 1, 2001

Commitment No. PHL00-151

SCHEDULE A

ALL THAT CERTAIN tract of land with the improvements thereon erected, SITUATE, lying and being in the Township of Manchester, in the County of York and Commonwealth of Pennsylvania, more fully bounded, limited and described as Lot No. 2 described in Final Subdivision Plan for property along Sinking Springs Lane of Herculite Products, Inc., Health Chem. Corp. as approved by Manchester Township Board of Supervisors on July 10, 1990 and recorded in York County Courthouse Recorder of Deeds Plan Book KK page 288 on July 25, 1990.

BEING the same premises which Herculite Products, Inc., a New York corporation by Deed dated 8/31/1995 recorded 9/7/1995 in the County of York in Deed Book 1172 page 432, granted and conveyed unto Transderm Laboratories Corp., a Delaware corporation, in fee.